["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                                                   EXHIBIT 10.12

                             MODIFICATION AGREEMENT
                             ----------------------


     This Modification Agreement (this "Agreement") dated as of December 22, 1997, between V.I. Technologies, Inc. (formerly known as Melville Biologics, Inc.), a Delaware corporation ("VITEX") and Bayer Corporation (formerly known as Miles, Inc.), an Indiana corporation ("Bayer").

                                  WITNESSETH:

     WHEREAS, VITEX and Bayer are parties to the First Amended and Restated Agreement for Custom Processing dated January 24, 1996 (the "Agreement for Custom Processing"), and to the Other Agreements, as defined in Section 17 of the Agreement for Custom Processing, relative to processing and fractionation by VITEX of plasma supplied by Bayer and related matters; and

     WHEREAS, VITEX operates its fractionation business on property (the "Property") located at 155 Duryea Road, Melville, New York, owned by the Suffolk County Industrial Development Agency ("SCIDA") and leased by SCIDA to VITEX under the Lease Agreement (the "IDA Lease") dated as of February 15, 1995; and

     WHEREAS, VITEX has leased a portion of the Property to Bayer under a Lease Agreement (the "Lease Agreement"), and Bayer has sub-leased the same portion back to VITEX under the Sublease Agreement (the "Sublease"), both dated as of February 7, 1995; and

     WHEREAS, pursuant to the Credit Agreement, dated as of December 22, 1997 (the "Chase Credit Agreement"), being entered into between VITEX and The Chase Manhattan Bank (formerly known as Chemical Bank) ("Chase"), Chase has agreed to make a Term Loan (as defined in the Chase Credit Agreement) (the "Chase Term Loan") in the principal amount of $10,750,000 to VITEX subject to the terms and conditions set forth therein, and VITEX shall deliver to Chase certain documents thereunder;

     WHEREAS, the Term Note documenting a loan previously provided by PNC Bank, N.A. ("PNC") to VITEX, referred to in said Section 17, is being paid from the proceeds of the Chase Term Loan, and the related Letter Agreement between VITEX and PNC dated February 7, 1995 is being terminated;

     WHEREAS, (i) the Guaranty Agreement of Bayer in favor of PNC, dated February 7, 1995, relative to said Term Note of PNC Bank, is being terminated;
(ii) the reimbursement obligations of VITEX relative to the Guaranty Agreement under the Reimbursement and Security Agreement dated February 7, 1995 (the "Reimbursement Agreement"), are being terminated and (iii) the Mortgage, Security Agreement and Fixture Filing dated as of February 15, 1995 from VITEX and SCIDA to Bayer (the "1995 Mortgage"), and associated filings, securing said reimbursement obligation, is being amended;

     WHEREAS, VITEX and Bayer are entering into a Security Agreement, dated the date hereof amending and restating the Reimbursement Agreement, the Security Agreement and an amendment to the 1995 Mortgage pursuant to the Amendment to Mortgage, Security Agreement and Fixture Filing being entered into concurrently herewith (as so amended, the "Bayer Mortgage"), to secure obligations of VITEX under the Agreement for Custom Processing, as amended by this Agreement;

     WHEREAS, the term loan previously provided to VITEX by Chemical Bank is being paid and replaced by the Chase Term Loan and the related Credit Agreement between VITEX and Chemical Bank dated as of June 21, 1996 is being terminated;

     WHEREAS, the Letter of Credit of Silicon Valley Bank, N.A. ("Silicon") in favor of Chemical Bank provided by the Ampersand Limited Partners, as defined in the Reimbursement Agreement dated as of June 21, 1996, between Silicon and said Ampersand Limited Partners, is being canceled, along with such Reimbursement Agreement;

     WHEREAS, the Intercreditor Agreement dated as of June 21, 1996 (the "1996 Intercreditor Agreement"), among VITEX, Bayer and said Ampersand Limited Partners is being terminated;

     WHEREAS, as conditions precedent to making loans to VITEX under the Chase Credit Agreement, Chase has required such payoffs and such terminations, and that VITEX, Bayer and Chase enter into the Intercreditor Agreement dated the date hereof (the "Intercreditor Agreement");

     WHEREAS, to reflect the foregoing changes and to effect certain other modifications to the agreements or documents referred to below, the parties wish to enter into this Modification Agreement.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound, the parties hereby agree as follows:

     1. The 1995 Mortgage shall be amended by the Amendment to Mortgage, Security Agreement and Fixture Filing among VITEX, SCIDA and Bayer, dated as of the date hereof, (b) the Reimbursement Agreement shall be amended and restated as set forth in the Security Agreement and (c) the 1996 Intercreditor Agreement shall be terminated by provisions of the Ampersand Termination, Discharge and Release,

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

said Amendment to Mortgage, Security Agreement and Fixture Filing and the VITEX Intercreditor Termination, Discharge and Release, all as of the date of this Agreement.

     2. Bayer consents to the Chase Credit Agreement, the Chase Term Loan and the transaction contemplated by the Chase Credit Agreement, including, pursuant to the Intercreditor Agreement, a first mortgage to Chase on the Property (the "Chase Mortgage"), provided for therein. The Bayer Mortgage shall be subordinate to said first mortgage as provided in the Intercreditor Agreement.

     3.  The Agreement for Custom Processing is amended as follows:

         A.  Section 1.2 is revised as follows:

             (i) Strike language after "(b)" in the fourth line through the words "(the "Initial Term")" and add the words "terminate on December 31, 2001 (the "Initial Term")";

             (ii) In the eleventh line "July 1, 1998" is changed to "July 1, 2000";

             (iii) In the seventeenth line, both references to "July 1, 1999"
                   are changed to July 1, 2001" and "July 1, 1998" is changed to "July 1, 2000".

         B. Add at end of Section 1.2 the words "The processing fee be adjusted as provided in Paragraph 4.3(d) for the years 1998, 1999, 2000 and 2001".

         C. The second sentence of Section 3.2 is deleted in its entirety and replaced with the following:

             "During the Initial Term, the First Renewal Period and Second Renewal Period, if applicable, the Production Plan Rate will be as follows:

                    1998    ******* liters per year

                    1999    ******* liters per year

                    2000    ******* liters per year

                    2001    ******* liters per year

["****" indicates material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                    2002    Between ******** liters per
                            year as agreed by Bayer and VITEX

                    2003    Between ******** liters per
                            year as agreed by Bayer and VITEX"

          D. Amend the next to last sentence of Section 3.6 to read in its entirety as follows:

          "With the exception of delays covered by the provisions of Section 3.7 or 13, Bayer will charge VITEX for each day's delay in delivery an amount equal to the dollar value of the work in process (WIP) inventory subject to such delay multiplied by the prevailing London Interbank Offered Rate plus 1/8 of one percent and divided by 365."

          E. Amend Section 4.1 by adding after the word "during" in line 6 add the words "2000 and 2001 and during" and amend the third sentence of the footnote to begin as follows: "In 1998, 1999, 2000 and 2001," and strike the words "In 1998 and 1999." Also, in Section 4.1, change the yield for Fraction II+IIIw from ******** grams per liter to ******** grams per liter.

          F.  The first sentence of Section 4.6 is amended to read as follows:
"The Base Yields will remain fixed through December 31, 2001."

          G. Section 4.8 is amended to add the following language to the beginning of the second sentence "During 1998, 1999, 2000 and 2001" and after the word "applicable" add the words "period or." The third sentence shall be amended to add the words "prior to 1998" after the words "Initial Term" and the words "for 1998, 1999, 2000, 2001 and" before the words "the Renewal Period Weekly Minimum" and after the words "(during" the words "1998, 1999, 2000, 2001 and."

          H. Section 6.4(b) is amended to add the following after the word "lost" at the end of the next to last sentence: A; provided, however that where the Catastrophic Loss can be corrected to meet the requirements of this Agreement set forth in Schedules A through E as applicable, by reprocessing of the material in accordance with existing licenses, specifications and in accordance with applicable FDA requirements, VITEX'S liability under this
Section 6.4(b) shall be limited solely to its cost of processing."

          I. Section 12.1 is amended to strike clauses a and h, to add at the end of subparagraph the following: "or if such Right of First Refusal is of no further force and effect, VITEX sells the facility or such assets as contemplated by Section 16.1 without the purchaser's assuming VITEX's obligations under this Agreement," and to add a new clause as follows: "n.A default or Event of Default as defined in the Chase Credit Agreement".

          J. Section 12.2(h) is amended to change the parenthetical expression after "due Bayer by VITEX" in the last sentence to the following: "(arising under this Agreement)".

          K. Section 15.7 is amended to read in its entirety as follows: "15.7 This Agreement, the Lease and the Sublease and the exhibits and schedules to each such document constitute one single agreement between Bayer and VITEX, although they have been executed as separate documents for convenience and ease of reference, and together such documents constitute the complete and entire agreement between the parties hereto with respect to the transactions contemplated herein and supersede all previous written or oral negotiation, commitments, memoranda, understandings, and any prior agreement between Bayer and VITEX or their parents, subsidiaries, affiliated entities concerning their subject matter."

          L. Section 16.1 is amended to amend the next to last sentence thereof to eliminate the words "and, if Bayer consents, under the Reimbursement Agreement" and add the word "and" after the word "Lease." The following sentence shall be added at the end of Section 16.1. "On and after the consummation of an IPO, (i) Bayer's option or right of first refusal to purchase the facility or any or all of the assets necessary for the Processing and Fractionation Operations shall expire and be of no further force or effect and (ii) any sale by VITEX, after such consummation of an IPO, of all or any of such assets (not including any such sale/leaseback or lease/leaseback arrangement) shall be made only on condition that the purchaser thereof shall assume VITEX'S obligations under this Agreement."

          M. Amend Section 17.1 to add after "1996" the following: "and as amended by the Modification Agreement dated as of December 22, 1997", and to strike clauses (a), (b), (c) and (l). Clause (d) shall be amended to change the reference therein and throughout the Agreement from said Reimbursement Agreement to the Security Agreement between VITEX and Bayer dated as of December 22, 1997. Clause (e) shall be amended to change the reference therein and throughout the Agreement from said Mortgage as amended by the Amendment to Mortgage, Security Agreement and Fixture Filing among VITEX, SCIDA and Bayer, dated December 22, 1997. Clauses (f) and (h) are amended to change the references therein and throughout the Agreement to said Lease and Sublease as amended by said Modification Agreement. Clause (k) shall be amended to change the reference therein and throughout the Agreement from said Facility Lease to said Facility Lease as amended by the Facility Lease Modification Agreement between SCIDA and VITEX, dated December 22, 1997. Clause (m) shall be added to incorporate by reference the Equipment Lease Agreement between SCIDA and VITEX, dated as of May 1, 1996, as modified by the Equipment Lease Modification Agreement, dated December 22, 1997. Clause (n) shall be added to incorporate by reference the Security Agreement granted by SCIDA and VITEX to Bayer, dated as of May 1, 1996, as modified by the Security Modification Agreement, dated December 22, 1997. Clause (o) shall be added to incorporate by reference the Intercreditor Agreement among Bayer, VITEX and The Chase Manhattan Bank, dated December 22, 1997.

       N. Section 15.4 is amended by changing the telephone numbers and facsimile numbers for Bayer to "Phone number: (203) 812-2401" and "Facsimile
Number: (203) 812-2795"; and by changing the address for notice to Vitex to the following:

           To VITEX:  V.I. Technologies, Inc.
                       155 Duryea Road
                       Melville, New York  11747
                       Attention:  Chief Financial Officer
                       Phone:    (516) 752-7314
                       Fax:    (516) 752-8754

           O. For purposes of this Agreement, the term "IPO" shall mean the consummation of the first underwritten public offering for the account of VITEX of its common stock pursuant to a registration statement declared effective under the federal Securities Act of 1933, as amended, with aggregate gross proceeds (before underwriter discounts and commissions) to VITEX of not less than $25,000,000.

  4. The Agreement For Custom Processing shall be further modified in that all references therein to the PNC Loan and Guaranty shall be deleted; all references to "Melville," AMBI" and "Melville Biologics, Inc." shall be changed to "VITEX" or "V.I. Technologies, Inc." respectively; all references to "Miles" and "Miles, Inc." shall be changed to "Bayer" and "Bayer Corporation," respectively; all references to the "Reimbursement Agreement" shall be changed to the "Security Agreement"; but shall otherwise remain in full force and effect, subject to changes provided for in this Agreement.

  5. The Lease and Sublease shall be modified in that all references therein shall be modified and amended as follows:

           A. References to "Melville Biologics, Inc." shall be deemed to refer to "VITEX"; to "Miles, Inc." shall be deemed to refer to "Bayer"; to the "Miles Takeover" shall be deemed to refer to the "Bayer Takeover."

           B. References to the Processing Agreement shall be deemed to refer to the Custom Processing Agreement.

           C. The term of the Lease and of the Sublease shall be extended to be co-extensive with the Custom Processing Agreement.

           D. All references therein to the guaranty by Lessee to PNC Bank, N.A. shall be deleted; to the Reimbursement Agreement shall be deleted and replaced with a reference to the Security Agreement; to the Mortgage will be deleted and replaced with a reference to the Bayer Mortgage; to the Loan Documents shall be amended to delete the Reimbursement Agreement, Mortgage and guaranty and to include the Security Agreement and the Bayer Mortgage; and to the Sublease will be amended to refer to the Sublease as modified pursuant to this Agreement.

           E. In Lease paragraph 16 a new Section (c) shall be added as follows:

               (c) so long as the Chase Mortgage shall be in effect, the provisions of the Chase Mortgage and the Intercreditor Agreement among Lessor and Lessee and the Chase Manhattan Bank shall govern the relationship between this Lease and the Chase Mortgage, notwithstanding any other provision of this paragraph 16.

     6.    Miscellaneous.
           -------------

           6.2  Successors and Assigns. This Agreement is being entered into for
                ----------------------
the benefit of, and shall be binding upon, the parties and their respective successors and assigns.

           6.2  Notices; Amendments, etc.
                -------------------------

     (a) Any notices hereunder shall be in writing and shall be sufficiently given if personally delivered, telecopied or mailed by first class, registered or certified mail, return receipt requested, postage prepaid, and addressed to the address of the relevant party at the address set forth under its signature below, or to such other address or addresses as the party to whom such notice is directed may have designated by like notice in writing to the other parties hereto. A notice shall be deemed to have been given when personally delivered or, if telecopied, upon receipt or, if mailed, on the earlier of (i) three (3) days after the date on which it is deposited in the mail, or (ii) the date on which it is received.

     (b) This Agreement may be amended and the terms hereof may be waived only with the written consent of Bayer and VITEX.

           6.3. Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.

           6.4  Severability. Any provision to this Agreement which is
                ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           6.5  Effective Time; Entire Agreement; Governing Law.  This Agreement
                -----------------------------------------------
shall become effective upon disbursement of the Chase Term Loan by Chase, payment, termination and cancellation of the PNC Term Loan, Chemical Term Loan and Silicon Letter of Credit, and related agreements, and entering into the Security Agreement, Bayer Mortgage and Intercreditor

Agreement as referred to in the recitals to this Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto regarding the subject matter hereof. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK: HOWEVER, THE FOREGOING SHALL NOT AFFECT THAT THE GOVERNING LAW OF THE CUSTOM PROCESSING AGREEMENT IS THAT OF THE STATE OF CONNECTICUT.

       IN WITNESS WHEREOF, the parties have executed this Modification Agreement as of the date first set forth above.

                                 V.I. TECHNOLOGIES, INC.


                                 By:  /s/ Joanne Leonard
                                      -------------------------
                                 Name:  Joanne Leonard
                                 Title: Vice President, CFO



                                 BAYER CORPORATION


                                 By:  /s/ Jack Ryan
                                      -------------------------
                                 Name:  Jack Ryan
                                 Title: Vice President